Exhibit 99.1

Customer Focused. Values Driven.

2021 Investor Report 2 Forward-Looking Statements Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. we may make forward-looking statements in other documents we file with the Securities and Exchange Commission (“SEC”), in our annual reports to shareholders, in press releases and other written materials, and in oral statements made by our officers, directors or employees. Such statements may be identified by words such as ”may,” “will,” “should,” “could,” “would,” “plan,” “potential,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target” and similar expressions. These statements are based upon the current assumptions and beliefs of the Company’s management, are expectations of future results, and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, the negative impacts and disruptions of the COVID-19 pandemic and measures taken to contain its spread on our employees, customers, business operations, credit quality, financial position, liquidity and results of operations; changes in general business and economic conditions on a national basis and in the local markets in which the Company operates; changes in customer behavior; the possibility that future credit losses, loan defaults and charge-off rates are higher than expected due to changes in economic assumptions or adverse economic developments; turbulence in the capital and debt markets; changes in interest rates; decreases in the value of securities and other assets; decreases in deposit levels necessitating increased borrowing to fund loans and investments; competitive pressures from other financial institutions; operational risks including, but not limited to, cybersecurity incidents, fraud, natural disasters and future pandemics; changes in regulation; reputational risks relating to the Company’s participation in the Paycheck Protection Program and other pandemic-related legislative and regulatory initiatives and programs; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in our financial statements will become impaired; risks related to the implementation of acquisitions, dispositions, and restructurings, including the risk that acquisitions may not produce results at levels or within time frames originally anticipated; the risk that we may not be successful in the implementation of our business strategy; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, HarborOne Bancorp, Inc.’s actual results could differ materially from those discussed. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements aremade.

A Unique New England Banking Franchise


VT
NH
ME
MA
CT
RI
Branch by Type
Bank Branch
Bank Corporate Office
Bank Commercial Lending Office
Mortgage Corporate Office
Mortgage Branch

COMPANY HIGHLIGHTS	
Exchange/Ticker:	NASDAQ/HONE
Total Assets:	$4.6 Billion
Total Loans:	$3.5 Billion
Total Deposits:	$3.7 Billion
Market Capitalization:	$747 Million (as of 9/30/21)

HarborOne Bancorp, Inc. is a bank holding company and the parent of HarborOne Bank, a state-chartered savings bank.

HarborOne Bank is headquartered in Brockton, MA with 31 full-service branches throughout southeast Massachusetts and Rhode Island and one commercial lending office in each of Boston and Providence. HarborOne Bank is a recognized leader in financial and personal enrichment education and innovation through HarborOne U.

HarborOne Mortgage, LLC ("HarborOne Mortgage") is a wholly owned subsidiary of the Bank with over 30 offices in Massachusetts, Rhode Island, New Hampshire, and Maine.

HarborOne Bank Find your harbor.
2021 Investor Report 3

COVID-19 Update

Customers

- All branch lobbies open with appropriate safety protocols
- 2,542 One2One personal appointments completed YTD
- Soft launch of digital small business lending platform in November

Colleagues

- Extended remote work capability through end of 2021
- Continue to provide employees with one day of pay for vaccination
- Preparing to implement OSHA testing requirement specifics for non-vaccinated employees

Community

- $340,000 in contributions to community service organizations with a focus on education and basic human services
- HarborOne U delivered 25 classes of financial education to over 600 individuals including URI's Talent Development Students
- 185 individuals accessed virtual small business programming

HarborOne® Bank Find your harbor.
2021 Investor Report 4

2021 Investor Report 5 Q3 Highlights .. EPS of $0.24. .. ROA of 1.07% and ROE of 7.12%. .. Reserve for loan loss represents 1.39% of total loans. Q3 recorded a negative $1.6 provision for credit losses. .. HarborOne Mortgage recorded earnings of $4.7 million including a positive fair value adjustment of $448,000 on mortgage servicing rights. .. As of September 30, 2021, completed the second repurchase of 2.8 million shares with an average cost of $14.09 and approved a third repurchase program of 2.7 million shares. Net Income $12.3 Million Diluted Earnings Per Share $0.24 Commercial Loan Growth $52.8 Million excludes net PPP loan activity Core Deposit Growth $29.2 Million Tangible Book Value $11.40

2021 Investor Report 6 Key Performance Metrics $2,685 $3,653 $4,059 $4,484 $4,567 Total Assets ($mm) 2017 2018 2019 2020 Q3 2021 12.5% 8.2% 15.3% 14.5% 13.5% Tier 1 Capital 2017 2018 2019 2020 Q3 2021 $2,195 $2,986 $3,172 $3,495 $3,458 Total Loans ($mm) 2017 2018 2019 2020 Q3 2021 $5.63 $4.77 $10.10 $10.88 $11.40 Tangible Book Value 2017 2018 2019 2020 Q3 2021

2021 Investor Report 7 Key Performance Metrics $0.19 $0.20 $0.33 $0.82 $0.88 EPS 2017 2018 2019 2020 YTD Q3 2021 3.04% 3.22% 3.14% 3.06% 3.09% Net Interest Margin on FTE Basis 2017 2018 2019 2020 YTD Q3 2021 $10,379 $11,394 $18,268 $44,792 $45,927 Net Income ($m) 2017 2018 2019 2020 YTD Q3 2021 $74,348 $88,930 $109,062 $120,066 $97,835 Net Interest Income ($m) 2017 2018 2019 2020 YTD Q3 2021

2021 Investor Report 8 Loan Mix September 30, 2021 29% 4% 1% 46% 12% 4% 4% 0% One-to-Four Family Second Mortgages and Home Equity Lines of Credit Residential Real Estate Construction Commercial Real Estate Commercial and Industrial Commercial Construction Auto Personal Total Loans $3.5 billion: Commercial $2,140,783 Residential Real Estate $1,160,689 Consumer $156,272

2021 Investor Report 9 Commercial Lending Momentum $117 $162 $154 $99 $153 $110 $277 $306 $464 $415 $650 $930 $1,168 $1,551 $1,573 $- $500 $1,000 $1,500 $2,000 $2,500 2017 2018 2019 2020 Q3 2021 Total Commercial Loans ($mm) Construction Commercial Commercial Real Estate .. Commercial loans grew from $877 million in 2017 to $2.1 billion on September 30, 2021, transforming the balance sheet while maintaining strong credit quality. ..#1 SBA Lender in Rhode Island in 2021. $877 $1,369 $1,628 $2,114 $2,141

2021 Investor Report 10 Diversification Flex/Industrial 25% Apartments 15% Retail/Retail Trade 13% Office 13% Hotels 11% Heath Care and Social Services 8% Educational Services 2% Warehouse 3% Other 10% Apartments 27% Land Dev. Commercial 3% Retail/Retail Trade 12% Hotels 6% Heath Care and Social Services 3% Other 4% Restaurants 11% Flex/Industrial 7% Utilities** 23% Land Dev. Residential 4% Heath Care and Social Assistance 14% Manufacturing 13% Construction 4% Utilities 10% Restaurants 6% Other * 30% Retail/Retail Trade 7% Office 3% Administrative and Support 3% Wholesale Trade 5% Real Estate Leasing 5% Commercial Real Estate Commercial Construction Commercial & Industrial *The Other category in the Commercial and Industrial loans includes $52.2 million of SBA Paycheck Protection Program (“PPP”) loans **Utilities in Commercial Construction loans represents various pre-sold renewable energy projects.

2021 Investor Report 11 Credit Quality Strong asset quality driven by core competencies in both underwriting and collections 0.53% 0.38% 0.30% 0.28% 0.27% 0.13% 0.09% 0.43% 0.47% 0.53% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 0.70% 0.80% 0.90% 2017 2018 2019 2020 Q3 21 Nonperforming Assets to Total Assets Consumer Residential Total Reposssessed Commercial 0.04% 0.07% 0.04% 0.10% 0.06% 0.00% 0.05% 0.10% 0.15% 2017 2018 2019 2020 Q3 21* Net Charge-Offs to Average Loans *Annualized YTD

2021 Investor Report 12 At-Risk Sectors LTV* % Commercial Portfolio Retail $266.8MM 57% anchored by diverse mix of national chains and grocery stores. 61% 12.5% Office $214.2MM 90% located in suburban locations. 62% 10.0% Hotels $193.7MM Majority located in New England, 47% in Massachusetts, 57% nationally franchised, 51% leisure-focused. 63% 9.1% Restaurants $57.9MM 30% nationally franchised 12% supported by SBA guarantee. 55% 2.7% Recreation $18.5MM Exposure reduced through amortization. 52% 0.9% *LTV on CRE only and based on as-completed value

2021 Investor Report 13 Dollars in Thousands Retail Office Hotel Restaurants Recreation Total at-Risk Sectors Total Loans % at-Risk Sector to Total Commercial Real Estate 219,299 199,329 182,622 14,498 14,630 630,378 1,573,284 40.1% Commercial & Industrial 28,858 14,009 2,022 27,073 3,835 75,797 414,814 18.3% Commercial Construction 18,605 854 9,040 16,284 – 44,783 152,685 29.3% Total Commercial 266,762 214,192 193,684 57,855 18,465 750,958 2,140,783 35.1% Outstanding Principle Balance of: Active Commercial Deferrals -- 7,740 -- 7,740 2,140,783 0.4% PPP Loans -– 31 313 3 347 52,143 0.7% Non-Accrual Loans 387 8,843 9,061 30 - 18,321 36.486 50.2% At-Risk Sectors As of 9/30/21

2021 Investor Report 14 Market Growth Branch Expansion .. Launch of the Boston Metro Region to include: .. Boston, Quincy, South Boston .. 3 new high opportunity markets Brighton, Brookline and Cambridge .. Overall growth in number of branches from 27 to 31 by early 2022 .. Over 50% of our current Branch footprint exceeds $100M in deposits Primary Household Improvement .. Checking Household deposits up 6.7% YTD .. Checking Household Revenue up 2.7% (3Q 2021 vs. 4Q 2020) .. Small Business customer base has increased by 28% since 2019 .. Average balance per business customer has increased by 99% since 2019 Transformed Retail Model .. Managing Local market opportunities .. Focus on acquiring small business relationships .. Launch comprehensive experience program .. Focus on interactions not transactions to deepen relationships .. Enhancing incentives to pay for performance Now and Demand 29% Money Market 22% Savings 31% Certificate of Deposit 18% Deposit Mix

2021 Investor Report 15 Deposits .. Growth of $6.4 million or 0.2% Q3 2021 .. Successful business deposit acquisition of $100MM+ in 2019, $218MM in 2020, and $ 163.5MM in YTD 2021 .. NOW and demand deposits represent 29% of total deposits at 9/30/21 .. Opened South Boston branch $264 $413 $406 $690 $757 $356 $482 $627 $999 $1,145 $131 $144 $166 $219 $301 $541 $888 $887 $732 $660 $721 $759 $857 $867 $832 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2017 2018 2019 2020 Q3 21 Demand Deposits Savings Accounts NOW Accounts Certificates of Deposit Money Market Accounts 0.57% 0.92% 1.28% 0.70% 0.26% 0.00% 0.50% 1.00% 1.50% 2.00% 2017 2018 2019 2020 Q3 21* Cost of Total Deposits *Annualized YTD

2021 Investor Report 16 HarborOne Mortgage .. Q3 2021 earnings of $4.7 million on $605 million of disbursements. Year-to-date Net Income of $18.9 million on $2.0 billion of disbursements. .. Proactively managing expenses as disbursements decline from historic highs and industry realizing margin compression. .. As of November 22, 2021, FTE’s have been reduced by 40 during 2021 with annual expense reduction of $1.9 million, and we have terminated three branch leases, 1 in New Jersey and 2 in Maine. .. 95 loan originators across 4 states (MA/NH/ME/RI) that also support limited business in CT and VT. .. Exceeded $604 million in fundings in Q3 2021 versus $639 million in Q2 2021 and $789 million in Q3 2020. .. Locked pipeline on September 30, 2021 stands at $261 million, down $52 million from June 30, 2021. .. Market share for purchases are 4th in NH, 11th in RI, 12th in ME, 20th in MA.* .. 54%/44% purchase-to-refi split in Q3 2021. Q4 2020 was 42%/58% split. .. Seasoned and disciplined management team. Company founded in 1983 and purchased by HarborOne Bank in 2015. Flexible organizational structure to match market expansion and contraction. Documented plan to react to changing market conditions when presented. *Source: The Warren Group

2021 Investor Report 17 .. 1,934 loans for $245MM accepted .. 1,031 loans for $152MM forgiven .. $7.2MM fees recognized to date .. $2.1MM fees to be recognized .. Average loan balance $130,000 COVID-19 Customer Relief Programs Paycheck Protection Program Over 23,000 Jobs Positively Impacted .. Actively engaged customers in discussions on preparedness and action plans for COVID-19 .. Creating customized strategies based on industry, sponsors and guarantors Loan Modifications To Borrowers .. Increased daily ATM limits to $1K and mobile deposit limits to $5k and $25k monthly .. Fee assistance (waived excess transfer fee for savings accounts, rush debit card fee and telephone transfer fee, as well as CD withdrawal penalties .. Limited overdraft charges Additional Customer Relief Programs $8MM or 0.4% of loans are in active deferral status $45MM SBA 7(a) 378 loans

2021 Investor Report 18 Customer Support – Modified Payments Total Loans % of Port. CRE 2 $7,740 $1,573,284 0.5% Commercial & Industrial –– $414,814 0.0% Commercial Construction –– $1052,685 0.0% Total Commercial 2 $7,740 $2,140,783 0.4% Residential RE 1 $177 $1,160,689 0.0% Consumer –– $156,272 0.0% Total Loans 3 $7,917 $3,457,744 0.2% Active Deferral Total Loans % of Port. CRE 1 $515 $1,573,284 0.0% Commercial & Industrial 2 $261 $414,814 0.2% Commercial Construction –– $152,685 0.0% Total Commercial 3 $776 $2,140,783 0.1% Residential RE 7 $636 $1,160,689 0.1% Consumer 6 $112 $156,272 0.1% Total Loans 16 $1,524 $3,457,744 0.1% Delinquent Deferral # $ # $

2021 Investor Report 19 Customer Support – Modified Payments Cont’d Portfolio Total Active Deferrals % of Port. Retail $266,762 – 0.0% Office Space $214,192 – 0.0% Hotels $193,684 $7,740 4.0% Restaurants $57,855 – 6.2% Recreation $18,465 – 0.0% Total at Risk $750,958 $7,740 1.0% Other Commercial $1,389,825 – 0.0% Total Commercial $2,140,783 $7,740 0.4% Active Commercial Deferrals by at risk category .. Active commercial deferrals of $7.7 million, compared to $32.5 million in Q1 2021 .. One active residential deferral of $177 thousand compared to 156 totaling $51 million in Q4 2020 .. 100% of active deferrals will mature in 2021

2021 Investor Report 20 Committed to the Fundamentals .. Focused on organic growth .. Ongoing balance sheet transformation to achieve margin stability .. Lower cost deposit drivers with focus on commercial and small business funding sources .. Digital transformation: enhanced tools, processes, and products to meet customer expectations .. We win with our people; investments in training, talent acquisition, and retention .. Seasoned and aligned management team and Board that drive results .. Maintain our commitment to being an outstanding community leader – Community is in our DNA, from our Foundation contributions to our Caring Crew volunteer programs .. Will only consider M&A with a financially attractive opportunity that ensures minimal TBV dilution

2021 Investor Report 21 Key Priorities Next 12 Months .. Focus and growth for our new Boston Metro region (4 new branches, new Commercial and SMB lenders) .. Grow digital banking penetration among primary households .. Complete our data environment and CRM architecture enhancements .. Invest in small business products, services, and people to drive growth .. Capitalize on recent M&A activity in the market with customer and talent acquisition .. Continue to manage aggressive rate environment for top quality deals .. Continue profitable loan growth (CRE, C&I, small business) .. Invest in brand-building in New England for Bank and HOME (Mac Jones) .. Extend our successful Rhode Island SBA model into Massachusetts (#1 SBA Lender in RI in 2021) .. Enhance and expand our Diversity, Equity, and Inclusion programs .. Respond to changing wage expectations / requirements to attract and retain top talent .. Continue to address staff needs for hybrid working models

2021 Investor Report 22 An award-winning, nationally recognized leader in providing personal enrichment and professional development programs .. Fully transitioned to 100% virtual learning via Zoom, Facebook Live, and recorded training programs .. Launch partner for new virtual “Credit For Life” interactive fairs for high school juniors and seniors .. Sought-after resource for conducting in-language financial education programs for community organizations with Spanish, Portuguese, and Cape Verdean audiences .. Recruited by regulatory bodies (FDIC, Fed) for SME speaking engagements in financial education forums HarborOne U Enriching Lives Through Education

2021 Investor Report 23 Promoting Equity, Diversity & Inclusion .. Mortgage product in partnership with MA Housing to provide down payment assistance .. Originated 8 Success Small Business loans providing access to capital to Micro Businesses .. Expanded Success for Small Business affiliate partnerships to include Center for Women & Enterprise, EforAll, Black Owned Brockton, Urban Ventures; all organizations that promote equity and economic mobility to under-represented populations .. Mentoring & Internships .. Recruiting .. Suppliers / Vendor partners .. $20MM for mortgage program .. Sponsored Center for Women and Enterprise’s Annual Women of Color Business Summit .. Hosted annual Small Business Pitch contest and awarded $35,000 in seed money; 85% of winning businesses were women, veteran and/or minority-owned Equity & Diversity In-Development Program Workstreams Investment

Why HarborOne?

Value

- $4.6B bank in attractive New England market
- Increased quarterly dividend in Q1 2021 by 67% and recognize value in stock buy-back

Leadership

- Proven ability to successfully deploy capital
- Six-year track record of strategic growth since charter change to a bank
- Board and Senior Management alignment on Transformation strategy

Well-Capitalized

- Necessary capital to fund disciplined growth and provide insulation from economic downturn

Respected & Trusted

- Camille Madden, President, HarborOne Mortgage: 2021 Powerful Women of Mortgage Banking, Mortgage Banker Magazine
- Andreana Santangelo, Board Member: Boston Business Journal CFO of the Year (Large company category)
- Damian Wilmot, Board Member: 2021 Most Influential Black Corporate Directors, Savoy Magazine
- Named Boston Globe's Top Places to Work 10 of last 12 years
- 2021 Boston Business Journal Most Charitable Companies list 6th consecutive year

HarborOne® Bank Find your harbor.
2021 Investor Report 24

2021 Investor Report 25 A Commitment To Doing What’s Right Mission Statement We provide a personalized experience while caring about every customer. We focus on understanding their financial goals for today and dreams for tomorrow. We are unwavering in our commitment to the communities that we serve. Vision Statement To be our customers’ most trusted financial partner. Our Values Integrity. Teamwork. Trust. Respect. Accountability.

2021 Investor Report 26 “Our vision for the future is disciplined, organic growth. Our commitment to those we serve and each other is to be the very best that we can be, every day. We embrace challenge, seek opportunity, and are steadfast in our focus to build an exceptional company.” – Jim Blake,CEO